                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

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In connection with the Quarterly Report of USA Truck, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2003 (the "Report"), I, Robert
M. Powell, Chairman and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: July 18, 2003


                                           /s/ ROBERT M. POWELL
                                           -------------------------------------
                                           Robert M. Powell
                                           Chairman and Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.